Putnam Strategic Intermediate Municipal Fund
The fund's portfolio
4/30/21 (Unaudited)
Key to holding's abbreviations
ABAG — Association Of Bay Area Governments
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
PSFG — Permanent School Fund Guaranteed
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.06% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (95.1%)(a)
	Rating(RAT)	Principal amount	Value
Alabama (0.6%)
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	$1,075,000	$1,316,555
5.00%, 9/15/33	AA	125,000	153,073

			1,469,628
Alaska (1.3%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
4.00%, 10/1/39	A+/F	2,445,000	2,792,795
4.00%, 10/1/38	A+/F	555,000	635,368

			3,428,163
Arizona (3.4%)
AZ State Indl. Dev. Auth. Rev. Bonds, (Equitable School Revolving Fund), Ser. A
5.00%, 11/1/38	A	1,110,000	1,357,544
5.00%, 11/1/36	A	1,235,000	1,518,655
5.00%, 11/1/34	A	1,000,000	1,235,715
Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Royal Oaks Life Care Cmnty.)
4.00%, 5/15/31	BBB-/F	1,000,000	1,065,097
4.00%, 5/15/29	BBB-/F	1,000,000	1,070,591
Salt River Project Agricultural Impt. & Pwr. Dist. Rev. Bonds, 5.00%, 1/1/27(WIS)	Aa1	1,200,000	1,469,096
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	1,000,000	1,312,327

			9,029,025
California (9.6%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds, (Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A-/F	500,000	503,426
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds, (Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	250,000	276,776
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	923,913	1,075,257
CA State Enterprise Dev. Auth. Student Hsg. Rev. Bonds, (Provident Group-SDSU Properties, LLC), Ser. A
5.00%, 8/1/30	Baa3	100,000	128,801
5.00%, 8/1/28	Baa3	150,000	187,296
CA State Infrastructure & Econ. Dev. Bank Mandatory Put Bonds (6/1/26), (Museum Associates), 0.76%, 12/1/50	A3	1,000,000	1,008,697
CA State Infrastructure & Econ. Dev. Bank 144A Mandatory Put Bonds (7/1/21), (DesertXpress Enterprises, LLC), 0.45%, 1/1/50	VMIG 1	5,000,000	5,000,549
CA State Muni. Fin. Auth. Rev. Bonds, (HumanGood Oblig. Group), Ser. A, 4.00%, 10/1/32	A-/F	1,000,000	1,130,750
CA State Poll. Control Fin. Auth. Rev. Bonds, (San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,000,000	1,142,873
CA State Pub. Wks. Board Rev. Bonds, (Various Cap. Projects.), Ser. A, 5.00%, 8/1/32(WIS)	Aa3	1,000,000	1,288,045
CA State, Pub. Wks. Board Rev. Bonds, Ser. A, 5.00%, 2/1/30(WIS)	Aa3	1,000,000	1,288,388
Chula Vista, Muni. Fin. Auth. Special Tax Bonds, 5.50%, 9/1/30	AA-	775,000	860,424
Gilroy Unified School Dist. G.O. Bonds, (Election 2016)
4.00%, 8/1/35	Aa3	400,000	473,295
4.00%, 8/1/34	Aa3	275,000	326,434
4.00%, 8/1/32	Aa3	450,000	539,995
Port of Oakland Rev. Bonds
5.00%, 11/1/29	A2	1,125,000	1,457,638
5.00%, 5/1/28	A2	750,000	944,915
1.081%, 5/1/24	A1	750,000	757,742
San Jose Arpt. Rev. Bonds, (Norman Y Mineta San Jose Intl. Arpt.), Ser. A
5.00%, 3/1/33	A2	1,000,000	1,311,528
BAM, 4.00%, 3/1/34	AA	1,800,000	2,185,353
Sierra View, Local Hlth. Care Dist. Rev. Bonds
5.00%, 7/1/30	A/F	620,000	799,535
5.00%, 7/1/27	A/F	625,000	764,376
4.00%, 7/1/26	A/F	300,000	341,997
4.00%, 7/1/25	A/F	290,000	324,593
4.00%, 7/1/24	A/F	235,000	257,487
4.00%, 7/1/23	A/F	260,000	277,766
4.00%, 7/1/22	A/F	230,000	238,766
4.00%, 7/1/21	A/F	225,000	226,189
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	380,389

			25,499,280
Colorado (1.8%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37(T)	Baa1	150,000	172,459
Ser. A-1, 4.00%, 8/1/38(T)	Baa1	225,000	258,098
Ser. A-1, 4.00%, 8/1/39(T)	Baa1	225,000	257,542
Ser. A-1, 4.00%, 8/1/44(T)	Baa1	750,000	851,618
Ser. A-2, 4.00%, 8/1/49(T)	Baa1	1,500,000	1,699,200
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/34	AA	285,000	364,840
5.00%, 12/1/32	AA	250,000	321,924
5.00%, 12/15/30	AA	125,000	145,921
5.00%, 12/15/29	AA	125,000	146,350
5.00%, 12/15/27	AA	125,000	147,332
5.00%, 12/15/25	AA	125,000	147,813
5.00%, 12/1/25	AA	175,000	208,072

			4,721,170
Connecticut (1.7%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,250,000	1,404,179
(Masonicare Issue), Ser. F, 5.00%, 7/1/33	BBB+/F	250,000	281,611
(Stamford Hosp. Oblig. Group (The)), Ser. L-1, 4.00%, 7/1/26	BBB+	700,000	810,149
CT State Hsg. Fin. Auth. Mtge. Program Rev. Bonds
Ser. B-1, 4.10%, 11/15/39(T)	Aaa	565,000	601,290
Ser. B-1, 4.15%, 11/15/44(T)	Aaa	1,355,000	1,441,888

			4,539,117
District of Columbia (2.3%)
DC Rev. Bonds
(KIPP DC), Ser. A, 5.00%, 7/1/48	BBB+	1,250,000	1,462,184
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 4.00%, 6/1/30	BB+	1,000,000	1,125,881
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds, (Dulles Metrorail & Cap. Impt. Proj.)
5.00%, 10/1/53	A-	2,000,000	2,074,087
4.00%, 10/1/53(T)	A-	660,000	753,309
Ser. B, 4.00%, 10/1/44(T)	A-	665,000	755,759

			6,171,220
Florida (4.2%)
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, Ser. A-1, 4.25%, 5/1/34	A	360,000	378,772
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A-	1,375,000	1,608,478
Lakeland, Hosp. Syst. Rev. Bonds, (Lakeland Regl. Hlth.), 5.00%, 11/15/45	A2	2,000,000	2,246,065
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A-/F	1,000,000	1,102,741
Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds, (Republic Drive/Universal), 5.00%, 4/1/23	A+/F	1,630,000	1,691,672
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A-/F	2,000,000	2,363,184
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	240,000	264,980
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 1.875%, 5/1/25	BB-/P	700,000	712,566
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds, (Embry-Riddle Aeronautical University, Inc.), Ser. A, 4.00%, 10/15/38	A2	750,000	872,210

			11,240,668
Georgia (2.8%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	1,600,000	1,641,755
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev. Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	200,000	200,889
Geo L Smith II GA Congress Ctr. Rev. Bonds, (Signia Hotel Mgt., LLC.), 4.00%, 1/1/36	BBB-	1,000,000	1,172,554
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 0.824%, 4/1/48	Aa2	2,200,000	2,213,232
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4), Ser. A
5.50%, 7/1/60	A	1,500,000	1,729,113
5.00%, 1/1/56	A2	500,000	595,977

			7,553,520
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM, 5.00%, 10/1/30	AA	200,000	211,458

			211,458
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala Nui), 5.25%, 11/15/37	A/F	250,000	263,974

			263,974
Illinois (11.6%)
Chicago, G.O. Bonds
Ser. A, 6.00%, 1/1/38	BBB+	1,600,000	1,941,690
Ser. B-2, 5.50%, 1/1/37	BBB+	1,000,000	1,120,542
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5.00%, 1/1/31	AA	500,000	538,988
Chicago, Waste Wtr. Transmission Rev. Bonds
5.00%, 1/1/44	A	500,000	554,968
Ser. C, 5.00%, 1/1/39	A	750,000	858,647
(2nd Lien), 5.00%, 1/1/39	A	565,000	627,430
Ser. C, 5.00%, 1/1/34	A	400,000	461,067
Ser. C, 5.00%, 1/1/33	A	405,000	467,465
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/39	A	675,000	763,091
IL State G.O. Bonds
5.00%, 11/1/41	Baa3	600,000	686,598
5.00%, 1/1/41	Baa3	340,000	382,482
5.00%, 11/1/34	Baa3	1,650,000	1,918,694
Ser. C, 5.00%, 11/1/29	Baa3	1,225,000	1,460,016
Ser. D, 5.00%, 11/1/28	Baa3	2,080,000	2,500,191
Ser. D, 5.00%, 11/1/27	Baa3	920,000	1,115,931
4.125%, 11/1/31	Baa3	830,000	928,237
Ser. A, 4.00%, 3/1/40	Baa3	600,000	687,818
4.00%, 1/1/31	Baa3	695,000	763,293
IL State Fin. Auth.
Mandatory Put Bonds (11/15/26), (OSF Hlth. Care Syst. Oblig. Group), Ser. B-2, 5.00%, 5/15/50	A	1,000,000	1,202,430
Mandatory Put Bonds (9/1/22), (Field Museum of Natural History), 0.575%, 11/1/34	A2	2,445,000	2,444,406
IL State Fin. Auth. Rev. Bonds, (Art Institute of Chicago (The)), 5.00%, 3/1/30	Aa3	1,500,000	1,796,892
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds, (U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	554,719
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion), Ser. B, 5.00%, 12/15/33	BBB	300,000	360,539
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/22	Baa2	5,500,000	5,424,142
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA	1,000,000	1,232,512

			30,792,788
Indiana (0.4%)
IN State Fin. Auth. Rev. Bonds, (BHI Sr. Living), 5.75%, 11/15/41	BBB/F	1,000,000	1,016,960

			1,016,960
Iowa (0.6%)
IA State Fin. Auth. Solid Waste Fac. Mandatory Put Bonds (4/1/24), (Gevo NW Iowa RNG, LLC), 1.50%, 1/1/42	Aa3	1,700,000	1,719,105

			1,719,105
Kansas (0.5%)
KS State Dev. Fin. Auth. Rev. Bonds, (Lifespace Cmnty's. Inc.), Ser. S, 5.00%, 5/15/30	BBB/F	1,455,000	1,458,836

			1,458,836
Kentucky (5.0%)
KY Bond Dev. Corp. Edl. Fac. Rev. Bonds, (Transylvania U.), Ser. A
5.00%, 3/1/32	A-	705,000	891,810
5.00%, 3/1/30	A-	635,000	810,292
4.00%, 3/1/49	A-	330,000	370,295
4.00%, 3/1/46	A-	485,000	545,891
4.00%, 3/1/33	A-	180,000	209,362
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa2	500,000	553,923
KY State Pub. Energy Auth.
Gas Supply Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	3,150,000	3,551,902
Gas Supply Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	2,800,000	3,123,370
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds, (Norton Healthcare, Inc.), Ser. A, 5.00%, 10/1/30	A	2,750,000	3,313,745

			13,370,590
Louisiana (0.8%)
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	2,000,000	2,077,312

			2,077,312
Maryland (0.6%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	300,000	330,728
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Stevenson U.)
5.00%, 6/1/33	BBB-	425,000	539,992
5.00%, 6/1/31	BBB-	350,000	446,832
4.00%, 6/1/34	BBB-	250,000	289,918

			1,607,470
Massachusetts (0.3%)
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. D, 3.10%, 6/1/30	Aa2	720,000	786,485

			786,485
Michigan (5.9%)
Detroit, G.O. Bonds, 5.50%, 4/1/34	Ba3	660,000	827,036
Detroit, Downtown Dev. Auth. Tax Alloc. Bonds, Ser. A, AGM, 5.00%, 7/1/43	AA	3,000,000	3,379,232
Kentwood, Economic Dev. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB-/F	1,000,000	1,109,282
MI State Fin. Auth. Rev. Bonds
Ser. H-1, 5.00%, 10/1/39 (Prerefunded 10/1/24)	AA-	525,000	599,521
(Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/39	BB+	2,000,000	2,154,930
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA-	140,000	159,295
(Detroit), Ser. C-3, 5.00%, 4/1/28	Aa2	700,000	861,784
(Tobacco Settlement), Ser. A-1, 2.326%, 6/1/30	A	1,000,000	1,033,204
(Trinity Health Corp. Oblig. Group), Ser. A, 4.00%, 12/1/49(T)	AA-	1,325,000	1,547,720
MI State Strategic Fund Ltd. Oblig. Rev. Bonds, (Detroit Edison Co.), AMBAC, 7.00%, 5/1/21	Aa3	4,000,000	4,000,000

			15,672,004
Minnesota (0.3%)
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	750,000	780,181

			780,181
Mississippi (0.8%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.50%, 4/1/22	BBB+	2,000,000	2,011,236

			2,011,236
Missouri (1.0%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds, 4.00%, 3/1/34	A2	2,155,000	2,553,239

			2,553,239
Nebraska (1.5%)
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A2	2,500,000	2,783,014
Central Plains, Energy Rev. Bonds, (NE Gas No. 3), 5.00%, 9/1/32 (Prerefunded 9/1/22)	A2	1,000,000	1,062,929

			3,845,943
New Hampshire (1.5%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions VII, LLC), Ser. A, 3.75%, 8/15/30	BBB/P	1,050,000	1,099,605
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	500,000	582,312
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A-	2,000,000	2,289,983

			3,971,900
New Jersey (2.9%)
NJ State Econ. Dev. Auth. Rev. Bonds
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	413,682
4.00%, 6/15/37	Baa1	400,000	468,032
4.00%, 6/15/36	Baa1	400,000	470,387
4.00%, 6/15/35	Baa1	350,000	412,980
4.00%, 6/15/34	Baa1	350,000	414,257
NJ State Edl. Fac. Auth. Rev. Bonds, (William Paterson U. of NJ (The)), Ser. C, AGM
5.00%, 7/1/31	AA	225,000	289,050
5.00%, 7/1/30	AA	200,000	254,398
5.00%, 7/1/29	AA	130,000	163,562
5.00%, 7/1/28	AA	100,000	124,088
5.00%, 7/1/27	AA	100,000	122,035
5.00%, 7/1/26	AA	100,000	119,540
5.00%, 7/1/25	AA	100,000	116,608
5.00%, 7/1/24	AA	100,000	113,210
NJ State Hlth. Care Fac. Fin. Auth. VRDN, (AHS Hosp. Corp.), Ser. B, 0.06%, 7/1/36	VMIG 1	1,500,000	1,500,000
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/36(WIS)	BBB	775,000	951,967
Ser. A, 5.00%, 12/15/34	Baa1	680,000	845,296
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	750,000	900,010

			7,679,102
New Mexico (0.4%)
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	980,000	999,333

			999,333
New York (4.7%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc.)
5.00%, 5/1/26	A	400,000	482,264
Ser. A, 5.00%, 5/1/25	A	645,000	755,100
5.00%, 5/1/24	A	575,000	651,370
5.00%, 5/1/23	A	795,000	867,640
Metro. Trans. Auth. Rev. Bonds, Ser. C-1, 4.00%, 11/15/35	A3	1,300,000	1,482,795
Metro. Trans. Auth. Dedicated Tax Mandatory Put Bonds (6/1/22), Ser. A-2A, 0.51%, 11/1/26	AA	1,820,000	1,820,059
NY City, Indl. Dev. Agcy. Rev. Bonds, (Yankee Stadium, LLC), AGM, 5.00%, 3/1/28	AA	500,000	628,119
NY State Mtge. Agcy. Rev. Bonds, Ser. 196, 2.60%, 4/1/25	Aa1	750,000	796,143
NY State Trans. Dev. Corp. Exempt Fac. Rev. Bonds, (Empire State Thruway Partners, LLC.), 4.00%, 10/31/46	BBB-/F	1,500,000	1,715,352
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds, (JFK Intl. Arpt. Term. 4, LLC)
5.00%, 12/1/29	Baa1	500,000	638,038
5.00%, 12/1/28	Baa1	500,000	627,793
Saratoga Cnty., Cap. Resource Rev. Bonds, (Skidmore College), Ser. 21A
5.00%, 7/1/27	A1	450,000	563,077
5.00%, 7/1/26	A1	675,000	822,426
5.00%, 7/1/25	A1	425,000	502,261

			12,352,437
North Carolina (0.6%)
NC State Tpk. Auth. Rev. Bonds, 5.00%, 2/1/24	BBB	1,500,000	1,690,681

			1,690,681
Ohio (3.6%)
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/38	A	1,380,000	1,635,972
5.00%, 1/1/36	A	425,000	506,630
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin Oblig. Group), 5.00%, 11/15/34	BBB+/F	700,000	772,748
Lucas Cnty., Hlth. Care Fac. Rev. Bonds, (Sunset Retirement Cmntys.), 5.50%, 8/15/30	A-/F	650,000	656,715
OH State Higher Edl. Fac. Comm. Rev. Bonds, (John Carroll U.)
5.00%, 10/1/30	A3	455,000	584,729
5.00%, 10/1/29	A3	810,000	1,025,147
5.00%, 10/1/28	A3	370,000	460,857
5.00%, 10/1/27	A3	350,000	429,121
5.00%, 10/1/26	A3	350,000	420,769
5.00%, 10/1/25	A3	220,000	257,673
OH State Hosp. Rev. Bonds, (Premier Hlth. Partners Oblig. Group)
5.00%, 11/15/27	Baa1	240,000	298,375
5.00%, 11/15/26	Baa1	285,000	346,182
5.00%, 11/15/24	Baa1	135,000	155,234
Port of Greater Cincinnati Dev. Auth. 144A Rev. Bonds, 4.25%, 12/1/50	BB/P	750,000	754,811
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.), 5.00%, 2/15/33	A3	500,000	585,357
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.75%, 7/1/33	A	500,000	540,812

			9,431,132
Oregon (0.1%)
Keizer, Special Assmt. Bonds, (Keizer Station), Ser. A, 5.20%, 6/1/31	Aa3	245,000	245,878

			245,878
Pennsylvania (5.1%)
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/29	Baa3	300,000	328,022
Lackawanna Cnty., Indl. Dev. Auth. Rev. Bonds, (Scranton U.), 4.00%, 11/1/40	A-	500,000	563,367
PA Rev. Bonds, (City of Philadelphia, Wtr. & Wastewater)
4.00%, 1/1/32	Baa2	540,000	640,426
4.00%, 1/1/31	Baa2	165,000	194,585
4.00%, 1/1/30	Baa2	115,000	134,704
4.00%, 1/1/29	Baa2	725,000	846,606
PA State Tpk. Comm. Rev. Bonds
Ser. B-1, 5.00%, 6/1/42	A3	675,000	809,030
Ser. 2nd, 5.00%, 12/1/35	A3	1,000,000	1,232,405
Pittsburgh Wtr. & Swr. Auth. Mandatory Put Bonds (12/1/23), Ser. C, AGM, 0.71%, 9/1/40	AA	1,875,000	1,879,316
Scranton, School Dist. G.O. Bonds, Ser. 14-R, 0.925%, 4/1/31	A2	5,640,000	5,672,308
Westmoreland Cnty. Indl. Dev. Auth. Hlth. Syst. Rev. Bonds, (Excela Hlth. Oblig. Group), Ser. A
5.00%, 7/1/28	Baa1	275,000	336,841
5.00%, 7/1/27	Baa1	375,000	451,221
4.00%, 7/1/26	Baa1	300,000	339,426
4.00%, 7/1/24	Baa1	200,000	218,156

			13,646,413
Rhode Island (0.8%)
RI Hlth. & Edl. Bldg. Corp. Rev. Bonds, (Lifespan Oblig. Group-Hosp. Fin.)
5.00%, 5/15/33	BBB+	365,000	419,104
5.00%, 5/15/26	BBB+	580,000	692,046
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB-/P	1,000,000	1,108,383

			2,219,533
South Carolina (5.1%)
Myrtle Beach, Tax Allocation Bonds, (Myrtle Beach Air Force Base Redev.), 5.00%, 10/1/28	A2	575,000	692,863
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	1,000,000	1,136,356
Ser. A, 5.00%, 12/1/55	A2	545,000	628,132
(Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	595,000	660,062
(Oblig.), Ser. B, 5.00%, 12/1/37	A2	500,000	605,711
Ser. A, 5.00%, 12/1/36	A2	1,500,000	1,792,643
SC Trans. Infrastructure Bank Mandatory Put Bonds (10/1/22), Ser. 03B, 0.524%, 10/1/31	Aa3	7,980,000	7,985,493

			13,501,260
Tennessee (0.4%)
Chattanooga, Hlth. Edl. & Hsg. Fac. Rev. Bonds, (CommonSpirit Health Oblig. Group)
Ser. A-1, 4.00%, 8/1/37(T)	Baa1	150,000	174,636
Ser. A-1, 4.00%, 8/1/38(T)	Baa1	150,000	174,234
Ser. A-2, 5.00%, 8/1/44(T)	Baa1	150,000	181,017
Ser. A-1, 4.00%, 8/1/44(T)	Baa1	275,000	316,165
Ser. A-2, 5.00%, 8/1/49(T)	Baa1	250,000	299,848

			1,145,901
Texas (5.3%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/32	AAA	375,000	435,529
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/36	A3	1,485,000	1,721,097
5.00%, 10/1/33	A3	400,000	466,241
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools), Ser. B, 5.00%, 8/15/27	A-	350,000	413,826
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds, (YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Baa2	500,000	514,568
Lamar, Cons. Indpt. School Dist. G.O. Bonds, PSFG, 3.00%, 2/15/56(FWC)	Aaa	3,000,000	3,220,553
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(CHF-Collegiate Hsg. Stephenville III, LLC), 5.00%, 4/1/47 (Prerefunded 4/1/25)	AAA/P	365,000	430,356
(TX Woman's U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 5.00%, 7/1/38	AA	860,000	1,024,007
(Tarleton State U. Collegiate Student Hsg.), Ser. A, 5.00%, 4/1/35 (Prerefunded 4/1/25)	AAA/P	800,000	943,247
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/29 (Prerefunded 4/1/24)	AAA/P	1,225,000	1,379,783
(Collegiate Housing Island Campus, LLC.), Ser. A, 5.00%, 4/1/25 (Escrowed to maturity)	AAA/P	500,000	587,399
Newark, Higher Ed. Fin. Corp. Rev. Bonds, (Austin Achieve Pub. Schools, Inc.), 5.00%, 6/15/33	BBB-/P	200,000	206,888
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A2	1,000,000	1,191,037
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs., Inc.), 5.00%, 11/15/37	A/F	1,250,000	1,481,841

			14,016,372
Utah (1.5%)
Murray City, Hosp. VRDN, (IHC Hlth. Svcs., Inc.), Ser. A, 0.03%, 5/15/37	VMIG 1	2,000,000	2,000,000
UT Infrastructure Agcy. Rev. Bonds, Ser. A
4.00%, 10/15/30	BBB-/F	400,000	483,493
4.00%, 10/15/28	BBB-/F	200,000	238,022
4.00%, 10/15/27	BBB-/F	570,000	672,001
UT State Charter School Fin. Auth. Rev. Bonds, (UT Charter Academies, Inc.), 5.00%, 10/15/30	AA	575,000	686,163

			4,079,679
Virginia (0.9%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42	BBB+/F	350,000	391,211
VA State Small Bus. Fin. Auth. Rev. Bonds, (National Sr. Campuses, Inc. Oblig. Group)
5.00%, 1/1/29	A/F	590,000	736,791
5.00%, 1/1/28	A/F	700,000	872,655
5.00%, 1/1/27	A/F	320,000	389,337

			2,389,994
Washington (3.5%)
WA State Hlth. Care Fac. Auth.
Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 1.174%, 1/1/42	A+	1,100,000	1,104,028
Mandatory Put Bonds (7/3/23), (Fred Hutchinson Cancer Research Ctr.), 1.11%, 1/1/42	A+	8,000,000	8,064,522

			9,168,550
Wisconsin (1.5%)
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Beyond Boone, LLC-Appalachian State U.), Ser. A, AGM
5.00%, 7/1/54	AA	1,475,000	1,764,089
5.00%, 7/1/44	AA	1,000,000	1,206,338
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Three Pillars Sr. Living), 5.00%, 8/15/33 (Prerefunded 8/15/23)	BBB+/F	1,000,000	1,109,888

			4,080,315

Total municipal bonds and notes (cost $240,220,304)			$252,437,852

SHORT-TERM INVESTMENTS (8.7%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.10%(AFF)	Shares	22,468,856	$22,468,856
U.S. Treasury Bills 0.038%, 6/3/21(SEG)(SEGSF)(SEGCCS)		$500,000	499,998

Total short-term investments (cost $22,968,839)			$22,968,854
TOTAL INVESTMENTS

Total investments (cost $263,189,143)			$275,406,706

FUTURES CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 5 yr (Short)	118	$14,624,625	$14,624,625	Jun-21	$7,110

Unrealized appreciation					7,110

Unrealized (depreciation)					—

Total					$7,110

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$8,000,000	$4,360	$—	6/15/21	—	0.50% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(4,360)
3,600,000	18,583	—	7/21/21	—	1.18% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	18,583
Morgan Stanley & Co. International PLC
3,200,000	13,968	—	5/4/21	—	0.35% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(13,967)
4,400,000	17,362	—	7/15/21	—	1.16% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	17,362
800,000	7,556	—	5/4/21	—	1.55% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	7,556

Upfront premium received		—	Unrealized appreciation			43,501

Upfront premium (paid)		—	Unrealized (depreciation)			(18,327)

	Total	$—			Total	$25,174

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/21 (Unaudited)
Notional amount		Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
	$11,893,000	$117,955	$(120)	3/29/26	2.51% — At maturity	USA Non Revised Consumer Price Index- Urban (CPI-U) — At maturity	$(118,075)

Total			$(120)				$(118,075)

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2020 through April 30, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $265,342,117.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/21
Short-term investments
	Putnam Short Term Investment Fund*	$12,630,751	$179,323,042	$169,484,937	$27,357	$22,468,856

	Total Short-term investments	$12,630,751	$179,323,042	$169,484,937	$27,357	$22,468,856
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $97,000.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $63,000.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $301,000.
(FWC)	Forward commitment, in part or in entirety.
(T)	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
(WIS)	When-issued security.
At the close of the reporting period, the fund maintained liquid assets totaling $22,318,801 to cover certain derivative contracts, tender option bonds, securities sold short and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.06%, 0.11% and 0.18%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Healthcare	23.00%
	Education	11.3
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts for hedging treasury term structure risk, and for yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, and for gaining exposure to specific sectors.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.
Tender option bond transactions: The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds issued to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in The fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $9,484,785 were held by the TOB trust and served as collateral for $5,040,300 in floating-rate bonds outstanding. During the reporting period, the fund incurred interest expense of $4,435 for these investments based on an average interest rate of 0.12%.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$252,437,852	$—
Short-term investments	—	22,968,854	—

Totals by level	$—	$275,406,706	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	7,110	—	—
Total return swap contracts	—	(92,781)	—

Totals by level	$7,110	$(92,781)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	40
OTC total return swap contracts (notional)	$43,800,000
Centrally cleared total return swap contracts (notional)	$3,600,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com